Exhibit 24
POWER OF ATTORNEY

            WHEREAS, Tronox Incorporated, a Delaware corporation (“Company”), intends to file with the Securities and Exchange Commission (“Commission”) under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the year ended December 31, 2005 (“Form 10-K”) with such amendment or amendments thereto as may be necessary or appropriate from time to time, together with any and all exhibits and other relevant or associated documents.

NO[W], THEREFORE, the undersigned in his capacity as a Director of the Company, does hereby appoint Thomas W. Adams and Mary Mikkelson, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the other and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director of the Company, the Form 10-K and any and all amendments thereto, as said attorneys or each of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission.  Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, each act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument effective March 22, 2006.

/s/ Thomas W. Adams
Thomas W. Adams
Director

POWER OF ATTORNEY

            WHEREAS, Tronox Incorporated, a Delaware corporation (“Company”), intends to file with the Securities and Exchange Commission (“Commission”) under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the year ended December 31, 2005 (“Form 10-K”) with such amendment or amendments thereto as may be necessary or appropriate from time to time, together with any and all exhibits and other relevant or associated documents.

NO[W], THEREFORE, the undersigned in his capacity as a Director of the Company, does hereby appoint Thomas W. Adams and Mary Mikkelson, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the other and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director of the Company, the Form 10-K and any and all amendments thereto, as said attorneys or each of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission.  Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, each act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument effective March 22, 2006.

/s/ Marty J. Rowland
Marty J. Rowland
Director

POWER OF ATTORNEY

            WHEREAS, Tronox Incorporated, a Delaware corporation (“Company”), intends to file with the Securities and Exchange Commission (“Commission”) under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the year ended December 31, 2005 (“Form 10-K”) with such amendment or amendments thereto as may be necessary or appropriate from time to time, together with any and all exhibits and other relevant or associated documents.

NO[W], THEREFORE, the undersigned in his capacity as a Director of the Company, does hereby appoint Thomas W. Adams and Mary Mikkelson, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the other and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director of the Company, the Form 10-K and any and all amendments thereto, as said attorneys or each of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission.  Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, each act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument effective March 22, 2006.

/s/ Robert M. Wohleber
Robert M. Wohleber
Director

POWER OF ATTORNEY

            WHEREAS, Tronox Incorporated, a Delaware corporation (“Company”), intends to file with the Securities and Exchange Commission (“Commission”) under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the year ended December 31, 2005 (“Form 10-K”) with such amendment or amendments thereto as may be necessary or appropriate from time to time, together with any and all exhibits and other relevant or associated documents.

NO[W], THEREFORE, the undersigned in his capacity as a Director of the Company, does hereby appoint Thomas W. Adams and Mary Mikkelson, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the other and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director of the Company, the Form 10-K and any and all amendments thereto, as said attorneys or each of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission.  Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, each act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument effective March 22, 2006.

/s/ Jerome Adams
Jerome Adams
Director

POWER OF ATTORNEY

            WHEREAS, Tronox Incorporated, a Delaware corporation (“Company”), intends to file with the Securities and Exchange Commission (“Commission”) under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the year ended December 31, 2005 (“Form 10-K”) with such amendment or amendments thereto as may be necessary or appropriate from time to time, together with any and all exhibits and other relevant or associated documents.

NO[W], THEREFORE, the undersigned in his capacity as a Director of the Company, does hereby appoint Thomas W. Adams and Mary Mikkelson, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the other and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director of the Company, the Form 10-K and any and all amendments thereto, as said attorneys or each of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission.  Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, each act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument effective March 22, 2006.

/s/ Peter D. Kinnear
Peter D. Kinnear
Director

POWER OF ATTORNEY

            WHEREAS, Tronox Incorporated, a Delaware corporation (“Company”), intends to file with the Securities and Exchange Commission (“Commission”) under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the year ended December 31, 2005 (“Form 10-K”) with such amendment or amendments thereto as may be necessary or appropriate from time to time, together with any and all exhibits and other relevant or associated documents.

NO[W], THEREFORE, the undersigned in his capacity as a Director of the Company, does hereby appoint Thomas W. Adams and Mary Mikkelson, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the other and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director of the Company, the Form 10-K and any and all amendments thereto, as said attorneys or each of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission.  Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, each act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument effective March 22, 2006.

/s/ J. Michael Rauh
J. Michael Rauh
Director

POWER OF ATTORNEY

            WHEREAS, Tronox Incorporated, a Delaware corporation (“Company”), intends to file with the Securities and Exchange Commission (“Commission”) under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the year ended December 31, 2005 (“Form 10-K”) with such amendment or amendments thereto as may be necessary or appropriate from time to time, together with any and all exhibits and other relevant or associated documents.

NO[W], THEREFORE, the undersigned in his capacity as a Director of the Company, does hereby appoint Thomas W. Adams and Mary Mikkelson, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the other and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director of the Company, the Form 10-K and any and all amendments thereto, as said attorneys or each of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission.  Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, each act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument effective March 22, 2006.

/s/ Bradley C. Richardson
Bradley C. Richardson
Director